UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2021

HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)
2590 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 542-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HLIT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Changes in Registrant's Certifying Accountant
(a) Dismissal of Independent Registered Public Accounting Firm
The Audit Committee (the “Audit Committee”) of the Board of Directors of Harmonic Inc. (the “Company”) recently conducted a selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. As a result of this process, on March 4, 2021, the Audit Committee dismissed Armanino LLP ("Armanino") as the Company’s independent registered public accounting firm.
The audit reports of Armanino on the Company’s consolidated financial statements as of and for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through March 4, 2021, (i) there were no disagreements with Armanino on any matters of accounting principles or practices, financial statement disclosures or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Armanino, would have caused Armanino to make reference thereto in its reports on the financial statements for such years, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”)).
(b) Appointment of New Independent Registered Public Accounting Firm
On March 4, 2021, the Audit Committee appointed Ernst & Young LLP (“EY”) as the Company’s new independent registered public accounting firm.
During the fiscal years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through March 4, 2021, the Company did not consult with EY regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a “disagreement” with its former accountants or a “reportable event” as those terms are defined in Item 304 of Regulation S-K.
The Company provided Armanino with a copy of the foregoing disclosures and requested that Armanino furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not Armanino agrees with the above disclosures and, if not, stating the respects in which it does not agree. A copy of the letter, dated March 5, 2021, furnished pursuant to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
16.1	Letter dated March 5, 2021 from Armanino LLP to the Securities and Exchange Commission regarding a change in certifying accountant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2021	HARMONIC INC.

	By:	/s/ Sanjay Kalra
Sanjay Kalra
Chief Financial Officer